EXHIBIT 99.2

RESTRICTED SHARE AGREEMENT

UNDER THE GATEHOUSE MEDIA, INC.

OMNIBUS STOCK INCENTIVE PLAN

This Award Agreement (this “Restricted Share Agreement”), dated as of __________, 200__ (the “Date of Grant”), is made by and between GateHouse Media, Inc., a Delaware Corporation (the “Company”), and ______________ (the “Participant”). Capitalized terms not defined herein shall have the meaning ascribed to them in the GateHouse Media, Inc. Omnibus Stock Incentive Plan (the “Plan”). Where the context permits, references to the Company shall include any successor to the Company.

1. Grant of Restricted Shares. The Company hereby grants to the Participant _______ Shares (such shares, the “Restricted Shares”), subject to all of the terms and conditions of this Restricted Share Agreement and the Plan.

2. Lapse of Restrictions.

(a) Vesting.

(i) General. Subject to the provisions set forth below, the restrictions on Transfer (as defined in Section 9 hereof) set forth in Section 2(b) hereof shall lapse with respect to all the Restricted Shares on April 15, 2008 (the “Vesting Date”) subject in each case to the continued employment of the Participant by the Company or one of its Subsidiaries or Affiliates from the date hereof through the relevant Vesting Date, and provided that the Participant has not given notice of resignation, as of such Vesting Date, subject to paragraph (ii) of this Section 2(a).

(ii) Following Certain Terminations of Employment. Subject to the next sentence, upon termination of the Participant’s employment with the Company and its Subsidiaries and Affiliates for any reason (including the death or Disability of the Participant), any Restricted Shares in respect of which the restrictions on Transfer described in this Section shall not already have lapsed shall be immediately repurchased by the Company at a price equal to the par value per Share and neither the Participant nor any of the Participant’s successors, heirs, assigns, or personal representatives shall thereafter have any further rights or interests in such Restricted Shares. Notwithstanding the foregoing:

(x) in the event that the Participant’s employment with the Company or a Subsidiary or Affiliate is terminated by the Company without Cause, then the Restricted Shares (if any) which are due to vest at the next Vesting Date shall vest on the date of such termination of employment, and the restrictions on Transfer of such Restricted Shares set out in Section 2(b) shall lapse, subject to the Participant’s execution of a separation agreement prepared by the Company (or any Subsidiary of Affiliate) which includes, inter alia, a general release of claims; and

(y) in the event that the Participant’s employment is terminated without Cause within 12 months following a Change of Control, then 100% of the Restricted Shares that are not vested as of the date of such termination shall immediately vest.

(b) Restrictions. Until the restrictions on Transfer of the Restricted Shares lapse as provided in Section 2(a) hereof, or as otherwise provided in the Plan, no Transfer of the Restricted Shares or any of the Participant’s rights with respect to the Restricted Shares, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Unless the Administrator determines otherwise, upon any attempt to Transfer Restricted Shares or any rights in respect of Restricted Shares, before the lapse of such restrictions, such Restricted Shares, and all of the rights related thereto, shall be immediately repurchased by the Company at a price equal to the par value per Share.

3. Adjustments. Pursuant to Section 5 of the Plan, in the event of a Change in Capitalization as described therein, an equitable substitution or proportionate adjustment shall be made in a manner determined by the Administrator to the number and kind of securities or other property (including cash) issued or issuable in respect of outstanding Restricted Shares.

4. Legend on Certificates. The Participant agrees that any certificate issued for Restricted Shares (or, if applicable, any book entry statement issued for Restricted Shares) prior to the lapse of any outstanding restrictions relating thereto shall bear the following legend (in addition to any other legend or legends required under applicable federal and state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE (THE “RESTRICTIONS”) AS SET FORTH IN THE GATEHOUSE MEDIA, INC. OMNIBUS STOCK INCENTIVE PLAN AND A RESTRICTED SHARE AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND GATEHOUSE MEDIA, INC., COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE COMPANY. ANY ATTEMPT TO DISPOSE OF THESE SHARES IN CONTRAVENTION OF THE RESTRICTIONS, INCLUDING BY WAY OF SALE, ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION OR OTHERWISE, SHALL BE NULL AND VOID AND WITHOUT EFFECT AND SHALL RESULT IN THE FORFEITURE OF SUCH SHARES AS PROVIDED BY SUCH PLAN AND AGREEMENT.

5. Certain Changes. The Administrator may accelerate the date on which the restrictions on transfer set forth in Section 2(b) hereof shall lapse or otherwise adjust any of the terms of the Restricted Shares; provided that, subject to Section 5 of the Plan, no action under this Section shall adversely affect the Participant’s rights hereunder.

6. Notices. All notices and other communications under this Restricted Share Agreement shall be in writing and shall be given by facsimile or first class mail, certified or registered with return receipt requested, and shall be deemed to have been duly given three days after mailing or 24 hours after transmission by facsimile to the respective parties, as follows: (a) if to the Company, GateHouse Media, Inc., 350 WillowBrook Office Park, Fairport, NY 14450 , Attn: General Counsel and (b) if to the Participant, using the contact information on file with the Company. Either party hereto may change such party’s address for notices by notice duly given pursuant hereto.

7. Securities Laws Requirements. The Company shall not be obligated to issue Shares to the Participant free of the restrictive legend described in Section 4 hereof or of any other restrictive legend, if such transfer, in the opinion of counsel for the Company, would violate the Securities Act of 1933, as amended (the “Securities Act”) (or any other federal or state statutes having similar requirements as may be in effect at that time).

8. No Obligation to Register. The Company shall be under no obligation to register the Restricted Shares pursuant to the Securities Act or any other federal or state securities laws.

9. Protections Against Violations of Agreement. Until such time as the Restricted Shares are fully vested in accordance with Section 2(a) hereof, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any of the Restricted Shares or any agreement or commitment to do any of the foregoing (each a “Transfer”) by any holder thereof in violation of the provisions of this Restricted Share Agreement will be valid, except with the prior written consent of the Board of Directors of the Company (such consent shall be granted or withheld in the sole discretion of the Board of Directors).

Any purported Transfer of Restricted Shares or any economic benefit or interest therein in violation of this Restricted Share Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any person purportedly acquiring any Restricted Shares or any economic benefit or interest therein transferred in violation of this Restricted Share Agreement shall not be entitled to be recognized as a holder of such Shares.

Without prejudice to the foregoing, in the event of a Transfer or an attempted Transfer in violation of this Restricted Share Agreement, the Company shall have the right (in its sole discretion) to require a repurchase from the Participant of such Restricted Shares the subject of the Transfer or attempted Transfer at a price per Share equal to the par value per Share.

10. Taxes. The Participant understands that he or she (and not the Company) shall be responsible for any tax liability that may arise as a result of the transactions contemplated by this Restricted Share Agreement. The Participant shall pay to the Company promptly upon request, and in any event at the time the Participant recognizes taxable income in respect to the Restricted Shares (or, if the Participant makes an election under Section 83(b) of the Code in connection with such grant), an amount equal to the taxes the Company determines it is required to withhold at the lowest applicable rate determined by the Company under applicable tax laws with respect to the Restricted Shares. The Participant may satisfy the foregoing requirement by making a payment to the Company in cash or, with the approval of the Administrator, in its sole discretion, by electing to have the Company repurchase Shares which the Participant already owns and in such event the Company shall repurchase such number of Shares having a value equal to the minimum amount of tax required to be withheld. Such Shares shall be valued at their Fair Market Value on the date as of which the amount of tax to be withheld is determined. Any fractional amounts shall be settled in cash. The Participant shall promptly notify the Company of any election made pursuant to Section 83(b) of the Code. A form of such election is attached hereto as Exhibit A.

THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON THE PARTICIPANT’S BEHALF.

The Participant acknowledges that the tax laws and regulations applicable to the Restricted Shares and the disposition of the Restricted Shares following vesting are complex and subject to change, and it is the sole responsibility of the Participant to obtain his or her own advice as to the tax treatment of the terms of this Restricted Share Agreement.

BY SIGNING THIS AGREEMENT, THE PARTICIPANT REPRESENTS THAT HE OR SHE HAS REVIEWED WITH HIS OR HER OWN TAX ADVISORS THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND THAT HE OR SHE IS RELYING SOLELY ON SUCH ADVISORS AND NOT ON ANY STATEMENTS OR REPRESENTATIONS OF THE COMPANY OR ANY OF ITS AGENTS. THE PARTICIPANT UNDERSTANDS AND AGREES THAT HE OR SHE (AND NOT THE COMPANY) SHALL BE RESPONSIBLE FOR ANY TAX LIABILITY THAT MAY ARISE AS A RESULT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

11. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Restricted Share Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

12. Confidentiality. The Participant acknowledges that during the period of his or her employment with the Company or any Subsidiary of Affiliate, he or she shall have access to the Company’s Confidential Information (as defined below). All books of account, records, systems, correspondence, documents, and any and all other data, in whatever form, concerning or containing any reference to the works and business of the Company or its affiliated companies shall belong to the Company and shall be given up to the Company whenever the Company requires the Participant to do so. The Participant agrees that the Participant shall not at any time during the term of the Participant’s employment or thereafter, without the Company’s prior written consent, disclose to any person (individual or entity) any information or any trade secrets, plans or other information or data, in whatever form, (including, without limitation, (a) any financing strategies and practices, pricing information and methods, training and operational procedures, advertising, marketing, and sales information or methodologies or financial information and (b) any Proprietary Information (as defined below)), concerning the Company’s or any of its affiliated companies’ or customers’ practices, businesses, procedures, systems, plans or policies (collectively, “Confidential Information”), nor shall the Participant utilize any such Confidential Information in any way or communicate with or contact any such customer other than in connection with the Participant’s employment by the Company. The Participant hereby confirms that all Confidential Information constitutes the Company’s exclusive property, and that all of the restrictions on the Participant’s activities contained in this Agreement and such other nondisclosure policies of the Company are required for the Company’s reasonable protection. Confidential Information shall not include any information that has otherwise been disclosed to the public not in violation of this Agreement. This confidentiality provision shall survive the termination of this Restricted Share Agreement and shall not be limited by any other confidentiality agreements entered into with the Company or any of its affiliates.

With respect to any Confidential Information that constitutes a “trade secret” pursuant to applicable law, the restrictions described above shall remain in force for so long as the particular information remains a trade secret or for the two year period immediately following termination of Participant’s employment for any reason, whichever is longer. With respect to any Confidential Information that does not constitute a “trade secret” pursuant to applicable law, the restrictions described above shall remain in force during Participant’s employment and for the two year period immediately following termination of Participant’s employment for any reason. The Participant agrees that the Participant shall promptly disclose to the Company in writing all information and inventions generated, conceived or first reduced to practice by him alone or in conjunction with others, during or after working hours, while in the employ of the Company (all of which is collectively referred to in this Agreement as “Proprietary Information”); provided, however, that such Proprietary Information shall not include (a) any information that has otherwise been disclosed to the public not in violation of this Agreement and (b) general business knowledge and work skills of the Participant, even if developed or improved by the Participant while in the employ of the Company. All such Proprietary Information shall be the exclusive property of the Company and is hereby assigned by the Participant to the Company. The Participant’s obligation relative to the disclosure to the Company of such Proprietary Information anticipated in this Section shall continue beyond the Participant’s termination of employment and the Participant shall, at the Company’s expense, give the Company all assistance it reasonably requires to perfect, protect and use its right to the Proprietary Information.

For purposes of this Section, the “Company” refers to the Company and any incorporated or unincorporated affiliates of the Company, including any entity which becomes the Participant’s employer as a result of any reorganization or restructuring of the Company for any reason. The Company shall be entitled, in connection with its tax planning or other reasons, to terminate the Participant’s employment (which termination shall not be considered a termination for any purposes of this Restricted Share Agreement, any employment agreement or otherwise) in connection with an invitation from another affiliate of the Company to accept employment with such affiliate in which case the terms and conditions hereof shall apply to the Participant’s employment relationship with such entity mutatis mutandis.

13. [INTENTIONALLY OMITTED]

14. Governing Law. This Restricted Share Agreement shall be governed by and construed according to the laws of Delaware.

15. Incorporation of Plan. The Plan is hereby incorporated by reference and made a part hereof, and the Restricted Shares and this Restricted Share Agreement shall be subject to all terms and conditions of the Plan and this Restricted Share Agreement.

16. Amendments; Construction. The Administrator may amend the terms of this Restricted Share Agreement prospectively or retroactively at any time, but no such amendment shall impair the rights of the Participant hereunder without his or her consent. To the extent the terms of Section 12 above conflict with any prior agreement between the parties related to such subject matter, the terms of Section 12 shall supersede such conflicting terms and control. Headings to Sections of this Restricted Share Agreement are intended for convenience of reference only, are not part of this Restricted Share Agreement and shall have no affect on the interpretation hereof.

17. Survival of Terms. This Restricted Share Agreement shall apply to and bind the Participant and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

18. Rights as a Shareholder. During the period until the restrictions on Transfer of the Restricted Share lapse as provided in Section 2(a) hereof, the Participant shall have all the rights of a shareholder with respect to the Restricted Shares save only the right to Transfer the Restricted Shares. Accordingly, the Participant shall have the right to vote the Restricted Shares and to receive any ordinary dividends paid to or made with respect to the Restricted Shares.

19. Agreement Not a Contract for Services. Neither the Plan, the granting of the Restricted Shares, this Restricted Share Agreement nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Participant has a right to continue to provide services as an officer, director, employee, consultant or advisor of the Company or any Subsidiary or Affiliate for any period of time or at any specific rate of compensation.

20. Authority of the Administrator; Disputes. The Administrator shall have full authority to interpret and construe the terms of the Plan and this Restricted Share Agreement. The determination of the Administrator as to any such matter of interpretation or construction shall be final, binding and conclusive.

21. Representations. The Participant has reviewed with the Participant’s own tax advisors the Federal, state, local and foreign tax consequences of the transactions contemplated by this Restricted Share Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that he or she (and not the Company) shall be responsible for any tax liability that may arise as a result of the transactions contemplated by this Restricted Share Agreement.

22. Severability. Should any provision of this Restricted Share Agreement be held by a court of competent jurisdiction to be unenforceable, or enforceable only if modified, such holding shall not affect the validity of the remainder of this Restricted Share Agreement, the balance of which shall continue to be binding upon the parties hereto with any such modification (if any) to become a part hereof and treated as though contained in this original Restricted Share Agreement.

23. Acceptance. The Participant hereby acknowledges receipt of a copy of the Plan and this Restricted Share Agreement. The Participant has read and understands the terms and provisions of the Plan and this Restricted Share Agreement, and accepts the Restricted Shares subject to all the terms and conditions of the Plan and this Restricted Share Agreement. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under this Restricted Share Agreement.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Restricted Share Agreement on the day and year first above written.

GATEHOUSE MEDIA, INC.

By:
Name:
Title:

[PARTICIPANT]

The Participant

EXHIBIT A

ELECTION UNDER SECTION 83(b)

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below:

1. The name address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER: _________________________________________________

NAME OF SPOUSE: ____________________________________________________

ADDRESS: ____________________________________________________________

IDENTIFICATION NO. OF TAXPAYER: ______________________________________

IDENTIFICATION NUMBER OF SPOUSE: ___________________________________

TAXABLE YEAR: ______________________________________________________

2. The property with respect to which the election is made is described as follows: _______ shares of Common Stock, par value $0.01 per share, of GateHouse Media, Inc. (“Company”).

3. The date on which the property was transferred is: ________________, 20__.

4. The property is subject to the following restrictions:

The property may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions in such agreement.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $______________.

6. The amount (if any) paid for such property is: $______________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: , 200
Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: , 200
Spouse of Taxpayer